Exhibit 99.2

VOTING AND IRREVOCABLE PROXY AGREEMENT

VOTING AND IRREVOCABLE PROXY AGREEMENT dated as of August 1, 2004 (this “Agreement”) between [MICHAEL LEVY] [MARK J. MARIANI] [KENNETH W. SANDERS] (the “Stockholder”) and VIACOM INC., a Delaware corporation (“Parent”).

WHEREAS, the Stockholder owns the shares of the common stock, par value $0.01 per share (“Company Stock”), of SportsLine.com, Inc., a Delaware corporation (the “Company”), set forth on Schedule A hereto (the “Schedule A Shares”) and the securities exercisable or exchangeable for, or convertible into, Company Stock set forth on Schedule A hereto (together with the Schedule A Shares, the “Schedule A Securities”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Stargate Acquisition Corp. Two, a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”) providing for, among other things, the merger of Merger Subsidiary and the Company upon the terms and subject to the conditions thereof; and

WHEREAS, as a condition to Parent’s willingness to enter into the Merger Agreement, Parent has required the Stockholder to enter into this Agreement. Capitalized terms used herein without definition shall have the meanings assigned to them in the Merger Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties contained herein, the parties hereto agree as follows:

1. COVENANTS OF STOCKHOLDERS.

(a) During the period (the “Agreement Period”) beginning on the date hereof and ending on the earlier of (x) the Effective Time and (y) the termination of the Merger Agreement in accordance with its terms, the Stockholder hereby agrees to:

(i) be present, in person or represented by proxy, at each meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however called, so that all of the Stockholder’s Schedule A Shares and all of the other shares of Company Stock and other shares of capital stock of the Company that the Stockholder becomes entitled to vote after the date of this Agreement (together with the Schedule A Shares, the “Shares”) may be counted for purposes of determining the presence of a quorum at such meeting;

(ii) at each such meeting, and at any adjournment or postponement thereof, vote (and in connection with any solicitation for a written consent, timely execute and deliver a written consent with respect to) the Shares to: (A) adopt the Merger Agreement and all agreements related to the Merger and any action required in furtherance thereof; and (B) without limitation of the preceding clause (A), approve any proposal to adjourn or postpone the Company Stockholder Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholder Meeting is held; and

(iii) at each such meeting, and at any adjournment or postponement thereof, vote against (and in connection with any solicitation for a written consent, withhold and not grant such Stockholder’s consent with respect to): (A) any action or agreement that would reasonably be expected to: (I) result in the breach or inaccuracy of any representation or warranty, covenant or agreement of the Company contained in the Merger Agreement; (II) frustrate the purposes of, impede, hinder, interfere with, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement; (III) reduce the benefits to Parent or Merger Subsidiary of the transactions contemplated by the Merger Agreement; or (IV) frustrate the purposes of, hinder or interfere with, or prevent or delay the consummation of, the transactions contemplated by the Merger Agreement; and (B) any Acquisition Proposal and any action required in furtherance thereof.

(b) During the Agreement Period, the Stockholder will not, directly or indirectly: (i) solicit, initiate or knowingly take any action to encourage the submission of any Acquisition Proposal; or (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or assist, participate in, encourage or facilitate any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal. The Stockholder agrees to notify Parent promptly (but in no event later than 2 Business Days) after receipt by the Stockholder of any Acquisition Proposal or of any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that the Stockholder reasonably believes is seeking to make, or has made, an Acquisition Proposal. The Stockholder agrees to keep Parent reasonably informed, on a prompt basis, of the status and material details of any such Acquisition Proposal, indication or request. This Section 1(b) shall not be construed to limit acts taken by the Stockholder in his capacity has an officer [or director] of the Company that are taken in accordance with Section 6.3 of the Merger Agreement.

(c) The Stockholder hereby agrees not to exercise any rights (including, without limitation, under Section 262 of the Delaware General Corporation Law) to demand appraisal of any shares of Company Stock owned by the Stockholder in connection with the Merger.

2. IRREVOCABLE PROXY. The Stockholder, revoking any proxies heretofore granted by the Stockholder, hereby irrevocably appoints Parent as attorney and proxy for and on behalf of the Stockholder, for and in the name, place and stead of the Stockholder, to: (a) attend any and all meetings of the stockholders of the Company; (b) vote the Stockholder’s Shares in accordance with the provisions of Section 1(a)(ii) and (iii) at any such meeting; (c) grant or withhold in accordance with the provisions of Section 1(a)(ii) and (iii) all written consents with respect to such Shares; and (d) to represent and otherwise act for the Stockholder in the same manner and with the same effect as if the Stockholder were personally present at any such meeting. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive the death, incapacity, mental illness or insanity of the Stockholder) until the end of the Agreement Period and shall not be terminated by operation of Law or upon the occurrence of any other event. The Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution by Parent of the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Stockholder under Section 1. The irrevocable proxy set forth in this Section 2 is executed and intended to be irrevocable in accordance with Section 212(e) of the Delaware Law.

3. The Stockholder hereby represents and warrants to Parent that:

(a) This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding agreement of such Stockholder, enforceable against the Stockholder in accordance with its terms.

(b) The execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby require no action by or in respect of, or filing with or notice to, any Governmental Authority or any other Person.

(c) The execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby do not and will not: (i) contravene, conflict with or result in a violation or breach of any provision of any Law applicable to the Stockholder; (ii) require any consent or other action by any Person under, constitute a default under, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Stockholder is entitled under any provision of any agreement or other instrument binding upon the Stockholder; or (iii) result in the creation or imposition of any Lien on any asset of the Stockholder.

(d) The Stockholder is the sole legal and beneficial owner of all of the shares of Company Stock and the other Schedule A Securities set forth on Schedule A hereto, free and clear of all Liens and (ii) has not entered into any voting agreement with or granted any Person any proxy (revocable or irrevocable) with respect to such shares (other than this Voting Agreement). The Stockholder does not legally or beneficially own or have the right to acquire any securities of the Company other than the Schedule A Securities set forth on Schedule A hereto. As of the time of any meeting of the stockholders of the Company referred to in Section 1(a)(i) and with respect to any written consent of the stockholders of the Company referred to in Section 1(a)(ii) or (iii), the Stockholder will be the sole legal and beneficial owner of all of the Schedule A Securities, free and clear of all Liens. The Stockholder has not previously granted any proxy with respect to the Shares that has not been revoked.

(e) There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any other Person that restricts in any respect or prohibits (or, if successful, would prohibit) the exercise by any party or beneficiary of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(f) No investment banker, broker or finder is entitled to a commission or fee from the Stockholder in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

4. No Transfers.

(a) The Stockholder hereby agrees that if it sells, transfers, assigns, encumbers or otherwise disposes (each, a “Transfer”) of any Shares during the Agreement Period, the Stockholder shall require the transferee of such Shares to execute and deliver to the Company and Parent a voting agreement identical in form to this Voting Agreement except for the identity of the Stockholder prior to or concurrent with the consummation of such Transfer.

(b) The following legend shall be printed, typed, stamped or otherwise impressed on each certificate representing any Shares and any certificates issued in exchange therefor or upon Transfer thereof (other than to Parent or any Subsidiary of Parent):

“The shares represented by this certificate are subject to certain voting and transfer restrictions contained in the Voting Agreement dated as of August 1, 2004 between Viacom Inc. and                     , as the same may be amended from time to time. A copy of such Voting Agreement is available at the principal executive office of SportsLine.com, Inc.”

(c) The Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Shares on the books of the Company in violation of this Agreement.

5. Miscellaneous.

5.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given:

If to Parent, to:

Viacom Inc.

1515 Broadway

New York, NY 10036

Fax: (212) 258-6099

Attn: General Counsel

with a copy to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, NY 10004

Fax: (212) 422-4726

Attn: Kenneth A. Lefkowitz

If to the Stockholder, to:

__________

__________

__________

Fax: (        )         -

with a copy to:

Greenberg Traurig, P.A.

1221 Brickell Avenue

Miami, FL 33131

Fax: (305) 579-0171

Attn: Kenneth C. Hoffman

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m., and such day is a business day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

5.2 Amendments; Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the end of the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

5.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware.

5.4 JURISDICTION. The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be exclusively brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.1 shall be deemed effective service of process on such party.

5.5 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as against the Stockholder when Parent shall have received a counterpart signed by the Stockholder.

5.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

5.8 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

5.9 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.10 SPECIFIC PERFORMANCE. The Stockholder acknowledges that Parent would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements set forth in this Agreement were not performed by such Stockholder in accordance with its terms and therefore, the Stockholder agrees that Parent shall be entitled to specific performance, injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity (without the necessity of proving the inadequacy as a remedy of money damages or the posting of a bond).

5.11 FURTHER ASSURANCES. The Stockholder will, without further consideration, execute and deliver such further documents and instruments and take such other actions as may be necessary or desirable to perfect the covenants and agreements of the Stockholder set forth herein.

[The next page is the first signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Irrevocable Proxy Agreement to be duly executed as of the day and year first above written.

VIACOM INC.

By:
Name:
Title:

S-1

[Michael Levy] [Mark J. Mariani] [Kenneth W. Sanders]

[Voting and Irrevocable Proxy Agreement — Stockholder Signature Page]

S-2

SCHEDULE A

Shares of Company Stock	Other Schedule A Securities
[ ]	[ ] (a)

(a)	Consists of shares of Company Stock issuable upon exercise of options, of which are either vested or will vest within 60 days of August 1, 2004.

A-1